SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                                                November 19, 1996


                        SEARS ROEBUCK ACCEPTANCE CORP.

              (Exact name of registrant as specified in charter)



Delaware           1-4040           51-0080535
(State or Other   (Commission       (IRS Employer
Jurisdiction of   File Number)      Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (302) 888-3112

Item 5.           Other Events.

            On November 19, 1996, Registrant executed a Pricing Agreement with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (the "Pricing Agreement"), as the several underwriters named therein, relating to $300,000,000 aggregate principal amount of Registrant's 6.70% Notes due November 15, 2006 pursuant to an Underwriting Agreement executed November 19, 1996, with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, relating to debt securities.


Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

Exhibit No.

1.1   Pricing Agreement, dated August 2, 1996, among
Registrant, Goldman, Sachs & Co., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan
Securities Inc., Morgan Stanley & Co. Incorporated and
Salomon Brothers Inc.

1.2   Underwriting Agreement, dated August 2, 1996, among
Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities, Inc.,
Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

4     Form of 6.70% Note.

5     Opinion of Nancy K. Bellis dated November 25, 1996,
relating to the validity of $300,000,000 aggregate principal amount of 6.70% Notes due November 15, 2006.

23    Consent of Nancy K. Bellis (included in Exhibit 5).

                                  SIGNATURES





            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    SEARS ROEBUCK ACCEPTANCE CORP.




Date:  November 27, 1996      By:   /S/Stephen D. Carp
                                    STEPHEN D. CARP
                                    Vice President, Finance
                                    and Assistant Secretary

                                 EXHIBIT INDEX

Exhibit No.

1.1   Pricing Agreement, dated August 2, 1996, among
Registrant, Goldman, Sachs & Co., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, J.P. Morgan
Securities Inc., Morgan Stanley & Co. Incorporated and
Salomon Brothers Inc.

1.2   Underwriting Agreement, dated August 2, 1996, among
Registrant, Goldman, Sachs & Co., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, J.P. Morgan Securities, Inc.,
Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

4     Form of 6.70% Note.

5     Opinion of Nancy K. Bellis dated November 25, 1996,
relating to the validity of $300,000,000 aggregate principal amount of 6.70% Notes due November 15, 2006.

23    Consent of Nancy K. Bellis (included in Exhibit 5).